--------------------------------------------------------------------------------
MID CAP BLEND
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The Alliance Fund

Annual Report
November 30, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                             o Are Not FDIC Insured
                             o May Lose Value
                             o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 22, 2002

Dear Shareholder:

This report provides information regarding the investment results and market activity for The Alliance Fund (the "Fund") for the annual reporting period ended November 30, 2001.

Investment Objective and Policies

The Alliance Fund is an open-end, diversified investment company that seeks long-term growth of capital and income primarily through investments in common stocks that Alliance Capital believes will appreciate in value. The Fund invests predominantly in the stocks of mid-capitalization companies. To better reflect the Fund's investment philosophy, effective February 1, 2002, the name of the Fund will change to "Alliance Mid-Cap Growth Fund".

Investment Results

The following table provides the Fund's investment results for the six- and 12-month periods ended November 30, 2001. For comparison, we have also provided performance for the Fund's benchmark, the Russell Mid Cap Growth Index, which is a measure of mid-cap stock performance. In the May 31, 2001 semi-annual report, we began using this index because it more closely reflects the Fund's growth-oriented investment strategy and portfolio composition. Performance for the Fund's previous benchmark, the Standard & Poor's (S&P) MidCap 400 Index, an index including both value and growth stocks, is also shown.

INVESTMENT RESULTS*
Periods Ended November 30, 2001

                                                         -----------------------
                                                              Total Returns
                                                         -----------------------
                                                         6 Months      12 Months
--------------------------------------------------------------------------------
The Alliance Fund
   Class A                                                -10.30%        -13.64%
--------------------------------------------------------------------------------
   Class B                                                -10.78%        -14.34%
--------------------------------------------------------------------------------
   Class C                                                -10.62%        -14.37%
--------------------------------------------------------------------------------
Russell MidCap Growth Index                               -11.57%        -19.02%
--------------------------------------------------------------------------------
Standard & Poor's MidCap 400 Index                         -6.78%          1.74%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Total return for Advisor Class shares will vary due to different expenses associated with this class. Past performance is no guarantee of future results.

      The unmanaged Russell MidCap Growth Index measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The unmanaged Standard & Poor's MidCap 400 Index consists of 400 U.S. companies that are chosen for their market size, liquidity and industry group representation. It is a market-value weighted index representing approximately 10% of the aggregate market value of U.S. domestic companies.


--------------------------------------------------------------------------------
                                                           THE ALLIANCE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Alliance Fund.

      Additional investment results appear on pages 5-8.

The Fund declined -10.30% and -13.64%, respectively, during the six- and 12-month periods under review but, on a relative basis, outperformed the Russell MidCap Growth Index's declines of -11.57% and -19.02%, respectively. The Fund outperformed due to favorable stock selection in the financial, health care and consumer sectors. The Fund's underweight position in the technology sector helped performance relative to the benchmark as well. Absolute returns were disappointing, which was due to the overall decline in technology and energy stocks.

Performance Review

Performance of the Fund and the overall market was volatile during the period under review. During the summer, instead of responding positively to the six to nine months of monetary and fiscal stimulus, the economy slipped further into a recession. After September 11, the economy fell deeper into a recession as consumer confidence collapsed. In response, the U.S. Federal Reserve redoubled its efforts by injecting liquidity into the financial system and slashing interest rates. As if to signal that the U.S. Federal Reserve's measures were finally gaining traction, the U.S. equity markets recovered dramatically in October and November.

Health care was among the sectors that contributed to the Fund's relative outperformance. Investments in hospital management companies such as Tenet Healthcare Corp. and Health Management Associates, Inc. performed strongly, as both companies benefited from strong volumes and solid pricing. In an uncertain economic landscape, the hospital management industry is one of the few industries with accelerating growth and increased visibility. The financial sector, with an overweight position and good stock selection, was also a contributor to the Fund's relative outperformance. Concord EFS, Inc., an electronics transactions processor, was a particularly productive investment. The Fund's exposure to industries that relate to the consumer benefited the portfolio, as did other investments buoyed by lower energy prices, interest rates, and taxes. Homebuilders such as D.R. Horton, Inc. and NVR, Inc. were noteworthy performers. Cutbacks in several sectors, primarily energy and technology, contributed to the Fund's relative performance in the second half of the fiscal year. Dynegy, Inc. and Calpine Corp., having benefited the Fund in the first six months of the year, exited in response to political turmoil in the California energy market.

With an underweight position throughout the year, technology was the largest sector to negatively impact the absolute performance during both the six- and 12-month periods. Companies with any exposure to the telecommunications market suffered disproportionately. This was in response to unprecedented


--------------------------------------------------------------------------------
2 o THE ALLIANCE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

cutbacks in capital spending on the order of 30% to 50% in many companies, clearly a backlash to the excessive increases in the late 1990's and 2000.

Investment Strategy

The Fund's portfolio structure changed in recent months. As technology has corrected, we have increased the Fund's weighting in this sector, however it remains underweight relative to the benchmark. The Fund's increased exposure in technology has centered on companies leveraging off the vast internet infrastructure put in place during the past five years. Among the Fund's stocks capitalizing on this theme are eBay, Inc., TMP Worldwide, Inc., Overture Services, Inc. and Earthlink, Inc., some of which are not categorized as technology stocks in the benchmark. As to the technology sector specifically, we will continue to build the Fund's position in the face of earnings disappointments, which are likely to be announced during the first quarter of 2002. We expect that delays in the government tax package pushed some capital spending decisions from the fourth quarter of 2001 into the first quarter of 2002. The Fund has an overweight position in the materials and processing sector, which should also continue to contribute positively to performance if the outlook for a stronger than expected recovery in 2002 proves correct. Homebuilders and industrial machinery stocks, such as Danaher Corp., fall into this category. In health care, the Fund has migrated marginally toward biotechnology and away from the health care services (HMO's and hospitals) that have benefited it well during the past few years. The Fund continues to have an underweight position in energy, with an eye toward increased exposure as the industrial economy gathers momentum.

Outlook

In 2002, we are anticipating a solid economic recovery, one perhaps faster and sharper than is the consensus expectation. Economists estimate that real inventory liquidation during the fourth quarter of 2001 could be $100 billion at an annual rate, a record, setting the economy up for a sizable inventory swing. As measured by interest rates and several measures of money supply, monetary policy has been more aggressive in this cycle than in any other post World War II experience. At the same time, a $100 billion stimulus package is awaiting approval from Congress. Consequently, in the absence of another terrorist attack or exogenous shock, companies should begin to move away from their current conservative investment stance and begin to accept more risk in an attempt to recover with the economy.

In our view, well-managed medium-sized companies will perform well in this economic environment. Many operate niche businesses that offer opportunities for long-term growth and have navigated successfully through this difficult economic environment. We have been deliberate in the attempt to identify and research those companies that offer strong or accelerating growth, with their stocks priced at reasonable valuations. Those companies that will get an added boost from the economic wind at their backs are especially interesting at the moment.


--------------------------------------------------------------------------------
                                                           THE ALLIANCE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your continued interest in The Alliance Fund. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ John L. Blundin

John L. Blundin
Senior Vice President


/s/ Alan E. Levi

Alan E. Levi
Vice President

[PHOTO OMITTED]      John D. Carifa

[PHOTO OMITTED]      John L. Blundin

[PHOTO OMITTED]      Alan E. Levi

Portfolio Managers, John L. Blundin and Alan E. Levi, have 65 years of combined investment experience.


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4 o THE ALLIANCE FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

THE ALLIANCE FUND
GROWTH OF A $10,000 INVESTMENT
11/30/91 TO 11/30/01

S&P MidCap 400 Index: $43,072
Russell MidCap Growth Index: $31,320
The Alliance Fund Class A: $26,333

  [The following was represented by a mountain graph in the printed material.]

                                             Russell MidCap       S & P MidCap
                       The Alliance Fund      Growth Index         400 Index
-------------------------------------------------------------------------------
     11/30/91               $ 9,577             $10,000             $10,000
     11/30/92               $12,241             $12,099             $12,108
     11/30/93               $13,967             $13,182             $13,628
     11/30/94               $13,796             $13,229             $13,624
     11/30/95               $19,020             $17,963             $18,050
     11/30/96               $22,157             $21,475             $21,438
     11/30/97               $29,208             $25,537             $27,323
     11/30/98               $26,731             $27,633             $30,164
     11/30/99               $36,185             $39,326             $36,611
     11/30/00               $30,492             $38,679             $42,337
     11/30/01               $26,333             $31,320             $43,072


This chart illustrates the total value of an assumed $10,000 investment in The Alliance Fund Class A shares (from 11/30/91 to 11/30/01) as compared to the performance of an appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

The unmanaged Standard & Poor's MidCap 400 Index consists of 400 U.S. companies that are chosen for their market size, liquidity and industry group representation. It is a market-value weighted index representing approximately 10% of the aggregate market value of U.S. domestic companies.

When comparing The Alliance Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Alliance Fund.


--------------------------------------------------------------------------------
                                                           THE ALLIANCE FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

THE ALLIANCE FUND
HISTORY OF RETURNS
YEARLY PERIOD ENDED 11/30

     [The following was represented by a bar graph in the printed material.]

                  The Alliance Fund--Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                          The Alliance       Russell MidCap         S&P MidCap
                              Fund            Growth Index          400 Index
--------------------------------------------------------------------------------
   11/30/92                  27.81%              20.99%               21.08%
   11/30/93                  14.10%               8.95%               12.55%
   11/30/94                  -1.23%               0.35%               -0.03%
   11/30/95                  37.87%              35.78%               32.48%
   11/30/96                  16.49%              19.55%               18.77%
   11/30/97                  31.82%              18.92%               27.45%
   11/30/98                  -8.48%               8.21%               10.40%
   11/30/99                  35.37%              42.32%               21.37%
   11/30/00                 -15.73%              -1.65%               15.64%
   11/30/01                 -13.64%             -19.02%                1.74%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Russell MidCap Growth Index measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

The unmanaged Standard & Poor's (S&P) MidCap 400 Index consists of 400 U.S. companies that are chosen for their market size, liquidity and industry group representation. It is a market-value weighted index, representing approximately 10% of the aggregate market value of U.S. domestic companies.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Alliance Fund.


--------------------------------------------------------------------------------
6 o THE ALLIANCE FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
November 30, 2001

INCEPTION DATES                  PORTFOLIO STATISTICS

Class A Shares                   Net Assets ($mil): $894.7
7/7/38                           Median Market Capitalization ($mil): $6,528
Class B Shares
3/4/91
Class C Shares
5/3/93

SECTOR BREAKDOWN

   32.7% Technology
   22.9% Health Care
   12.7% Consumer Services
   12.3% Finance
    5.7% Consumer Manufacturing            [PIE CHART OMITTED]
    2.6% Capital Goods
    2.1% Energy
    1.7% Basic Industry
    1.0% Multi Industry Companies
    0.8% Consumer Staples

    5.5% Short-Term

HOLDING TYPE

   94.5% Equity                            [PIE CHART OMITTED]
    5.5% Short-Term

All data as of November 30, 2001. The Fund's holdings and sector breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                           THE ALLIANCE FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2001

Class A
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                    1 Year              -13.64%                     -17.32%
                   5 Years                3.51%                       2.62%
                  10 Years               10.64%                      10.17%

Class B
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                    1 Year              -14.34%                     -17.58%
                   5 Years                2.64%                       2.64%
                  10 Years(a)             9.93%                       9.93%

Class C
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                    1 Year              -14.37%                     -15.18%
                   5 Years                2.56%                       2.56%
           Since Inception*               8.17%                       8.17%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2001)

                                   Class A          Class B           Class C
--------------------------------------------------------------------------------
                    1 Year         -21.51%          -22.08%           -19.53%
                   5 Years           3.17%            3.21%             3.13%
                  10 Years           9.00%            8.73%(a)           n/a
           Since Inception*         10.70%            9.35%(a)          8.35%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since inception: 3/4/91 Class B; 5/3/93 Class C.

(a)   Assumes conversion of Class B shares into Class A shares after 8 years.

n/a   not applicable


--------------------------------------------------------------------------------
8 o THE ALLIANCE FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
November 30, 2001

                                                                      Percent of
Company                                               Value           Net Assets
--------------------------------------------------------------------------------
eBay, Inc.                                        $ 42,067,260              4.7%
--------------------------------------------------------------------------------
Electronic Arts, Inc.                               36,859,439              4.1
--------------------------------------------------------------------------------
XL Capital, Ltd. Cl.A                               30,227,798              3.4
--------------------------------------------------------------------------------
PeopleSoft, Inc.                                    27,770,905              3.1
--------------------------------------------------------------------------------
TMP Worldwide, Inc.                                 25,548,187              2.9
--------------------------------------------------------------------------------
D.R. Horton, Inc.                                   23,903,862              2.7
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.                          23,209,429              2.6
--------------------------------------------------------------------------------
Cedant Corp.                                        22,612,080              2.5
--------------------------------------------------------------------------------
Concord EFS, Inc.                                   21,924,374              2.4
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.                             20,967,520              2.3
--------------------------------------------------------------------------------
                                                  $275,090,854             30.7%

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2001

                                                --------------------------------
                                                             Shares
                                                --------------------------------
Purchases                                          Bought    Holdings 11/30/01
--------------------------------------------------------------------------------
Cedant Corp.                                    1,327,000             1,327,000
--------------------------------------------------------------------------------
D.R. Horton, Inc.                                 853,100               853,100
--------------------------------------------------------------------------------
eBay, Inc.                                        618,000               618,000
--------------------------------------------------------------------------------
Electronic Arts, Inc.                             547,150               609,650
--------------------------------------------------------------------------------
Investors Financial Services Corp.                302,300               302,300
--------------------------------------------------------------------------------
Overture Services, Inc.                           803,150               803,150
--------------------------------------------------------------------------------
PeopleSoft, Inc.                                  795,500               795,500
--------------------------------------------------------------------------------
Radian Group, Inc.                                486,150               486,150
--------------------------------------------------------------------------------
SICOR, Inc.                                       974,900               974,900
--------------------------------------------------------------------------------
TMP Worldwide, Inc.                               618,750               618,750
--------------------------------------------------------------------------------

Sales                                                Sold    Holdings 11/30/01
--------------------------------------------------------------------------------
Alza Corp. Cl.A                                   339,500                    -0-
--------------------------------------------------------------------------------
Circuit City Stores-Circuit City Group            943,100                    -0-
--------------------------------------------------------------------------------
Dynegy, Inc.                                      426,500                    -0-
--------------------------------------------------------------------------------
Flextronics International, Ltd. (ADR)             593,500               518,200
--------------------------------------------------------------------------------
Georgia-Pacific Group                             549,000                    -0-
--------------------------------------------------------------------------------
Kerr-McGee Corp.                                  311,200                    -0-
--------------------------------------------------------------------------------
Park Place Entertainment Corp.                  1,421,000                    -0-
--------------------------------------------------------------------------------
Polycom, Inc.                                     749,700                    -0-
--------------------------------------------------------------------------------
Wellpoint Health Networks, Inc.                   152,900                    -0-
--------------------------------------------------------------------------------
Western Wireless Corp. Cl.A                       452,500                    -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                           THE ALLIANCE FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2001

Company                                                 Shares             Value
--------------------------------------------------------------------------------

COMMON STOCKS-97.3%

Technology-33.6%
Communication Equipment-2.8%
Juniper Networks, Inc.(a) .....................        256,250      $  6,298,625
RF Micro Devices, Inc.(a) .....................        764,600        18,541,550
                                                                    ------------
                                                                      24,840,175
                                                                    ------------
Communication Services-1.3%
Alamosa Holdings, Inc.(a) .....................        821,400        11,458,530
                                                                    ------------

Computer Services-5.6%
Affiliated Computer Services, Inc. Cl.A(a) ....        125,900        11,756,542
Concord EFS, Inc.(a) ..........................        731,300        21,924,374
Exult, Inc.(a) ................................      1,025,500        16,695,140
                                                                    ------------
                                                                      50,376,056
                                                                    ------------
Computer Software-8.9%
Electronic Arts, Inc.(a) ......................        609,650        36,859,439
Intuit, Inc.(a) ...............................        143,650         6,306,235
PeopleSoft, Inc.(a) ...........................        795,500        27,770,905
VERITAS Software Corp.(a) .....................        216,700         8,427,463
                                                                    ------------
                                                                      79,364,042
                                                                    ------------
Contract Manufacturing-1.4%
Flextronics International, Ltd.
   (Singapore)(a) .............................        518,200        12,955,000
                                                                    ------------

Internet Media-4.3%
EarthLink, Inc.(a) ............................      1,203,400        17,810,320
Overture Services, Inc.(a) ....................        803,150        20,520,483
                                                                    ------------
                                                                      38,330,803
                                                                    ------------
Internet Infrastructure-4.7%
eBay, Inc.(a) .................................        618,000        42,067,260
                                                                    ------------

Semi-Conductor Components-4.6%
Intersil Corp. Cl.A(a) ........................        544,100        18,178,381
Microchip Technology, Inc.(a) .................        514,050        18,562,345
Micron Technology, Inc.(a) ....................        182,550         4,958,058
                                                                    ------------
                                                                      41,698,784
                                                                    ------------
                                                                     301,090,650
                                                                    ------------
Health Care-23.5%
Biotechnology-8.2%
Affymetrix, Inc.(a) ...........................        334,600        12,119,212
Applera Corp.-Applied Biosystems Group ........        273,650         9,057,815
COR Therapeutics, Inc.(a) .....................        345,550         7,256,550
Human Genome Sciences, Inc.(a) ................        194,050         8,249,066
ImClone Systems, Inc.(a) ......................        134,421         9,678,312
InterMune, Inc.(a) ............................        221,800        10,358,060
Protein Design Labs, Inc.(a) ..................        443,500        16,715,515
                                                                    ------------
                                                                      73,434,530
                                                                    ------------


--------------------------------------------------------------------------------
10 o THE ALLIANCE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                Shares              Value
--------------------------------------------------------------------------------

Drugs-8.6%
Allergan, Inc. ..............................         181,700       $ 13,716,533
Enzon, Inc.(a) ..............................         113,400          6,646,374
Forest Laboratories, Inc.(a) ................         240,800         17,048,640
King Pharmaceuticals, Inc.(a) ...............         582,566         23,209,429
SICOR, Inc.(a) ..............................         974,900         16,456,312
                                                                    ------------
                                                                      77,077,288
                                                                    ------------
Medical Services-6.7%
Health Management Associates, Inc.(a) .......       1,005,400         19,615,354
Quest Diagnostics, Inc.(a) ..................         339,500         20,967,520
Tenet Healthcare Corp.(a) ...................         324,050         19,443,000
                                                                    ------------
                                                                      60,025,874
                                                                    ------------
                                                                     210,537,692
                                                                    ------------
Consumer Services-13.1%
Advertising-2.8%
TMP Worldwide, Inc.(a) ......................         618,750         25,548,187
                                                                    ------------

Airlines-0.6%
Southwest Airlines Co. ......................         273,700          5,131,875
                                                                    ------------

Entertainment & Leisure-2.3%
Harley-Davidson, Inc. .......................         385,250         20,256,445
                                                                    ------------

Gaming-1.0%
MGM Mirage, Inc.(a) .........................         346,150          9,121,052
                                                                    ------------

Restaurants & Lodging-1.0%
Tricon Global Restaurants, Inc.(a) ..........         185,850          8,818,583
                                                                    ------------

Retail - General Merchandise-2.0%
Best Buy Co., Inc.(a) .......................         245,400         17,519,106
                                                                    ------------

Miscellaneous-3.4%
Cendant Corp.(a) ............................       1,327,000         22,612,080
Iron Mountain, Inc.(a) ......................         180,400          7,811,320
                                                                    ------------
                                                                      30,423,400
                                                                    ------------
                                                                     116,818,648
                                                                    ------------
Finance-12.7%
Brokerage & Money Management-1.4%
Legg Mason, Inc. ............................         266,100         12,573,225
                                                                    ------------

Insurance-4.7%
Arthur J. Gallagher & Co. ...................         323,000         11,789,500
XL Capital, Ltd. Cl.A .......................         325,100         30,227,798
                                                                    ------------
                                                                      42,017,298
                                                                    ------------
Mortgage Banking-1.0%
Countrywide Credit Industries, Inc. .........         210,350          8,935,668
                                                                    ------------


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                  Shares            Value
--------------------------------------------------------------------------------

Miscellaneous-5.6%
Investors Financial Services Corp. ............         302,300     $ 19,957,846
Radian Group, Inc. ............................         486,150       18,619,545
USA Education, Inc. ...........................         134,250       11,420,648
                                                                    ------------
                                                                      49,998,039
                                                                    ------------
                                                                     113,524,230
                                                                    ------------
Consumer Manufacturing-5.9%
Building & Related-5.9%
American Standard Companies, Inc.(a) ..........         303,750       19,288,125
D.R. Horton, Inc. .............................         853,100       23,903,862
NVR, Inc.(a) ..................................          51,850        9,410,775
                                                                    ------------
                                                                      52,602,762
                                                                    ------------
Capital Goods-2.7%
Electrical Equipment-0.8%
Alliant Techsystems, Inc.(a) ..................          91,500        7,210,200
                                                                    ------------

Machinery-1.9%
ITT Industries, Inc. ..........................         341,050       16,725,092
                                                                    ------------
                                                                      23,935,292
                                                                    ------------
Energy-2.2%
Oil Service-2.2%
Baker Hughes, Inc. ............................         524,500       17,292,765
Stolt Offshore, SA (ADR) (United Kingdom)(a) ..         350,800        2,157,420
                                                                    ------------
                                                                      19,450,185
                                                                    ------------
Basic Industry-1.8%
Paper & Forest Products-1.8%
Smurfit-Stone Container Corp.(a) ..............       1,001,200       16,109,308
                                                                    ------------

Multi-Industry Companies-1.0%
Danaher Corp. .................................         156,000        9,149,400
                                                                    ------------

Consumer Staples-0.8%
Cosmetics-0.8%
Avon Products, Inc. ...........................         154,950        7,397,313
                                                                    ------------

Total Common Stocks
   (cost $759,672,869) ........................                      870,615,480
                                                                    ------------


--------------------------------------------------------------------------------
12 o THE ALLIANCE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                  Principal
                                                     Amount
                                                       (000)              Value
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-5.7%
Time Deposit-5.7%
State Street Euro Dollar
   1.50%, 12/03/01
   (cost $50,700,000) ......................       $ 50,700       $  50,700,000
                                                                  -------------

Total Investments-103.0%
   (cost $810,372,869) .....................                        921,315,480
Other assets less liabilities-(3.0%) .......                        (26,630,922)
                                                                  -------------

Net Assets-100% ............................                      $ 894,684,558
                                                                  =============

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2001

Assets
Investments in securities, at value (cost $810,372,869) ..      $   921,315,480
Cash .....................................................                  945
Collateral held for securities loaned ....................           97,004,750
Receivable for investment securities sold ................            4,769,336
Receivable for capital stock sold ........................            1,109,761
Dividends and interest receivable ........................              307,853
                                                                ---------------
Total assets .............................................        1,024,508,125
                                                                ---------------
Liabilities
Payable for collateral received on securities loaned .....           97,004,750
Payable for investment securities purchased ..............           16,142,891
Payable for capital stock redeemed .......................           15,545,596
Management fee payable ...................................              496,965
Accrued expenses .........................................              457,356
Distribution fee payable .................................              176,009
                                                                ---------------
Total liabilities ........................................          129,823,567
                                                                ---------------
Net Assets ...............................................      $   894,684,558
                                                                ===============
Composition of Net Assets
Capital stock, at par ....................................      $     1,886,513
Additional paid-in capital ...............................          938,537,423
Accumulated net realized loss on investment
   transactions ..........................................         (156,681,989)
Net unrealized appreciation of investments ...............          110,942,611
                                                                ---------------
                                                                $   894,684,558
                                                                ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($686,445,081 / 143,242,060 shares of capital stock
   issued and outstanding) ...............................                $4.79
Sales charge--4.25% of public offering price .............                  .21
                                                                          -----
Maximum offering price ...................................                $5.00
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($61,815,529 / 14,638,789 shares of capital stock
   issued and outstanding) ...............................                $4.22
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($15,391,494 / 3,654,893 shares of capital stock
   issued and outstanding) ...............................                $4.21
                                                                          =====
Advisor Class Shares
Net asset value redemption and offering price per share
   ($131,032,454 / 27,115,551 shares of capital stock
   issued and outstanding) ...............................                $4.83
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
14 o THE ALLIANCE FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2001

Investment Income
Dividends (net of foreign taxes
   withheld of $27,442) ..................     $  3,375,489
Interest .................................        1,290,857       $   4,666,346
                                               ------------
Expenses
Management fee ...........................        6,256,949
Distribution fee - Class A ...............        1,576,971
Distribution fee - Class B ...............          713,127
Distribution fee - Class C ...............          175,488
Transfer agency ..........................        1,995,889
Printing .................................          229,214
Custodian ................................          212,635
Administrative ...........................          138,000
Audit and legal ..........................          101,132
Registration .............................           92,908
Directors' fees ..........................           21,600
Miscellaneous ............................           17,399
                                               ------------
Total expenses ...........................                           11,531,312
                                                                  -------------
Net investment loss ......................                           (6,864,966)
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions ..........................                         (155,586,913)
Net change in unrealized
   appreciation/depreciation
   of investments ........................                           38,112,753
                                                                  -------------
Net loss on investments ..................                         (117,474,160)
                                                                  -------------
Net Decrease in Net Assets
   from Operations .......................                        $(124,339,126)
                                                                  =============

See notes to financial statements


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                               Year Ended          Year Ended
                                              November 30,        November 30,
                                                  2001                2000
                                             ==============     ================
Increase (Decrease) in Net Assets
from Operations
Net investment loss ....................     $  (6,864,966)     $    (7,709,878)
Net realized gain (loss) on investment
   transactions ........................      (155,586,913)          55,783,987
Net change in unrealized
   appreciation/depreciation
   of investments ......................        38,112,753         (218,522,897)
                                             -------------      ---------------
Net decrease in net assets
   from operations .....................      (124,339,126)        (170,448,788)
Distributions to Shareholders from:
Net realized gain on investments
   Class A .............................       (42,928,524)         (94,535,667)
   Class B .............................        (4,596,657)          (9,448,891)
   Class C .............................        (1,132,196)          (2,609,183)
   Advisor Class .......................          (448,612)            (842,449)
Capital Stock Transactions
Net increase (decrease) ................       101,232,253          (23,237,608)
                                             -------------      ---------------
Total decrease .........................       (72,212,862)        (301,122,586)
Net Assets
Beginning of period ....................       966,897,420        1,268,020,006
                                             -------------      ---------------
End of period ..........................     $ 894,684,558      $   966,897,420
                                             =============      ===============


--------------------------------------------------------------------------------
16 o THE ALLIANCE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2001

NOTE A

Significant Accounting Policies

The Alliance Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.


--------------------------------------------------------------------------------
18 o THE ALLIANCE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a net decrease in accumulated net realized loss on investment transactions and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Management Fee and Other Transactions With Affiliates

Under the terms of the management agreement, the Fund pays Alliance Capital Management L.P. (the "Manager"), a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. The fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $138,000 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the manager for the year ended November 30, 2001.

The Fund compensates Alliance Global Investor Services, Inc., ("AGIS") (formerly, Alliance Fund Services, Inc.) a wholly-owned subsidiary of the Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,597,226 for the year ended November 30, 2001.

For the year ended November 30, 2001, the Fund's expenses were reduced by $22,867 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Manager, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $47,934 from the sales of Class A shares and $34,843, $110,155 and $2,702 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2001.

Brokerage commissions paid on investment transactions for the year ended November 30, 2001 amounted to $4,015,858, of which $148,642 was paid to Sanford
C. Bernstein &Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Dis-


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

tributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $7,035,874 and $1,833,911, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $2,011,972,624 and $1,956,185,692, respectively, for the year ended November 30, 2001. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 2001.

At November 30, 2001, the cost of investments for federal income tax purposes was $815,430,199. Gross unrealized appreciation of investments was $117,314,616 and gross unrealized depreciation of investments was $11,429,335, resulting in net unrealized appreciation of $105,885,281.

At November 30, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $151,624,656, which expires in the year 2009.

NOTE E

Security Lending

The Fund has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the"Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. UBS/Paine Webber will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of November 30, 2001, the Fund had loaned securities with a value of $94,130,853 and received cash collateral of $97,004,750. For the year ended November 30, 2001, the Fund received fee income of $74,293 which is included in interest income in the accompanying Statement of Operations.


--------------------------------------------------------------------------------
20 o THE ALLIANCE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                           ------------------------------       ---------------------------------
                                       Shares                                Amount
                           ------------------------------       ---------------------------------
                             Year Ended        Year Ended         Year Ended           Year Ended
                           November 30,      November 30,       November 30,         November 30,
                                   2001              2000               2001                 2000
                           ----------------------------------------------------------------------
Class A
Shares sold                  87,593,423       245,042,915      $ 397,463,411      $ 1,688,769,680
-------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions              5,905,352        10,655,326         33,837,884           74,480,704
-------------------------------------------------------------------------------------------------
Shares converted
   from Class B                 698,616           359,700          3,557,374            2,460,901
-------------------------------------------------------------------------------------------------
Shares redeemed             (97,974,422)     (258,487,043)      (454,064,871)      (1,791,134,218)
-------------------------------------------------------------------------------------------------
Net decrease                 (3,777,031)       (2,429,102)     $ (19,206,202)     $   (25,422,933)
=================================================================================================

Class B
Shares sold                   4,406,011         4,071,950      $  20,104,999      $    25,519,366
-------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                848,201         1,409,582          4,317,356            8,880,331
-------------------------------------------------------------------------------------------------
Shares converted
   to Class A                  (789,835)         (400,440)        (3,557,374)          (2,460,901)
-------------------------------------------------------------------------------------------------
Shares redeemed              (5,477,977)       (4,254,041)       (24,486,832)         (26,594,921)
-------------------------------------------------------------------------------------------------
Net increase
   (decrease)                (1,013,600)          827,051      $  (3,621,851)     $     5,343,875
=================================================================================================

Class C
Shares sold                   1,110,053        58,183,925      $   5,068,336      $   362,802,261
-------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                213,714           399,720          1,085,666            2,514,321
-------------------------------------------------------------------------------------------------
Shares redeemed              (1,530,817)      (58,804,904)        (6,838,213)        (369,184,257)
-------------------------------------------------------------------------------------------------
Net decrease                   (207,050)         (221,259)     $    (684,211)     $    (3,867,675)
=================================================================================================

Advisor Class
Shares sold                  26,019,320           410,232      $ 126,344,114      $     2,800,697
-------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                 76,966           119,848            444,098              841,331
-------------------------------------------------------------------------------------------------
Shares redeemed                (397,001)         (429,482)        (2,043,695)          (2,932,903)
-------------------------------------------------------------------------------------------------
Net increase                 25,699,285           100,598      $ 124,744,517      $       709,125
=================================================================================================


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Financial Highlights
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   ------------------------------------------------------------------
                                                                 Class A
                                   ------------------------------------------------------------------
                                                          Year Ended November 30,
                                   ------------------------------------------------------------------
                                       2001         2000           1999           1998           1997
                                   ------------------------------------------------------------------
Net asset value,
   beginning of period .......     $   5.83     $   7.55     $     5.97       $   8.70     $     7.71
                                   ------------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(a) .......         (.04)        (.04)          (.03)          (.02)          (.02)
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ..............         (.71)       (1.04)          2.00           (.54)          2.09
                                   ------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ................         (.75)       (1.08)          1.97           (.56)          2.07
                                   ------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income .........           -0-          -0-            -0-            -0-          (.02)
Distributions from net
   realized gains ............         (.29)        (.64)          (.39)         (2.17)         (1.06)
                                   ------------------------------------------------------------------
Total dividends and
   distributions .............         (.29)        (.64)          (.39)         (2.17)         (1.08)
                                   ------------------------------------------------------------------
Net asset value, end of period     $   4.79     $   5.83     $     7.55       $   5.97     $     8.70
                                   ==================================================================
Total Return
Total investment return based
   on net asset value(b) .....       (13.64)%     (15.73)%        35.37%         (8.48)%        31.82%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...........     $686,445     $856,956     $1,128,166       $953,181     $1,201,435
Ratio of expenses to
   average net assets ........         1.22%        1.04%          1.06%          1.03%          1.03%
Ratio of net investment loss
   to average net assets .....         (.69)%       (.55)%         (.41)%         (.36)%         (.29)%
Portfolio turnover rate ......          226%          86%            97%           106%           158%

See footnote summary on page 25.


--------------------------------------------------------------------------------
22 o THE ALLIANCE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   -------------------------------------------------------------
                                                             Class B
                                   -------------------------------------------------------------
                                                      Year Ended November 30,
                                   -------------------------------------------------------------
                                      2001         2000          1999          1998         1997
                                   -------------------------------------------------------------
Net asset value,
   beginning of period .......     $  5.21      $  6.87      $   5.51       $  8.25      $  7.40
                                   -------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(a) .......        (.07)        (.09)         (.07)         (.07)        (.08)
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ..............        (.63)        (.93)         1.82          (.50)        1.99
                                   -------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ................        (.70)       (1.02)         1.75          (.57)        1.91
                                   -------------------------------------------------------------
Less: Distributions
Distributions from net
   realized gains ............        (.29)        (.64)         (.39)        (2.17)       (1.06)
                                   -------------------------------------------------------------
Net asset value, end of period     $  4.22      $  5.21      $   6.87       $  5.51      $  8.25
                                   =============================================================
Total Return
Total investment return based
   on net asset value(b) .....      (14.34)%     (16.48)%       34.24%        (9.27)%      30.74%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...........     $61,816      $81,569      $101,858       $85,456      $70,461
Ratio of expenses to
   average net assets ........        2.08%        1.87%         1.89%         1.84%        1.85%
Ratio of net investment loss
   to average net assets .....       (1.54)%      (1.39)%       (1.23)%       (1.17)%      (1.12)%
Portfolio turnover rate ......         226%          86%           97%          106%         158%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   ---------------------------------------------------------------
                                                               Class C
                                   ---------------------------------------------------------------
                                                         Year Ended November 30,
                                   ---------------------------------------------------------------
                                      2001          2000          1999          1998          1997
                                   ---------------------------------------------------------------
Net asset value,
   beginning of period .......     $  5.20       $  6.86       $  5.50       $  8.26       $  7.41
                                   ---------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(a) .......        (.07)         (.09)         (.08)         (.07)         (.08)
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ..............        (.63)         (.93)         1.83          (.52)         1.99
                                   ---------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ................        (.70)        (1.02)         1.75          (.59)         1.91
                                   ---------------------------------------------------------------
Less: Distributions
Distributions from net
   realized gains ............        (.29)         (.64)         (.39)        (2.17)        (1.06)
                                   ---------------------------------------------------------------
Net asset value, end of period     $  4.21       $  5.20       $  6.86       $  5.50       $  8.26
                                   ===============================================================
Total Return
Total investment return based
   on net asset value(b) .....      (14.37)%      (16.51)%       34.31%        (9.58)%       30.72%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ...........     $15,391       $20,068       $28,025       $21,231       $18,871
Ratio of expenses to
   average net assets ........        2.04%         1.86%         1.86%         1.84%         1.83%
Ratio of net investment loss
   to average net assets .....       (1.51)%       (1.34)%       (1.22)%       (1.18)%       (1.10)%
Portfolio turnover rate ......         226%           86%           97%          106%          158%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 o THE ALLIANCE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------
                                                         Advisor Class
                                  ----------------------------------------------------------
                                                    Year Ended November 30,
                                  ----------------------------------------------------------
                                      2001          2000       1999        1998         1997
                                  ----------------------------------------------------------
Net asset value,
   beginning of period ......     $   5.86       $  7.58     $ 5.98     $  8.69      $  7.71
                                  ----------------------------------------------------------
Income From Investment
   Operations
Net investment loss(a) ......         (.03)         (.02)      (.01)       (.01)        (.02)
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions .............         (.71)        (1.06)      2.00        (.53)        2.10
                                  ----------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ...............         (.74)        (1.08)      1.99        (.54)        2.08
                                  ----------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ........           -0-           -0-        -0-         -0-        (.04)
Distributions from net
   realized gains ...........         (.29)         (.64)      (.39)      (2.17)       (1.06)
                                  ----------------------------------------------------------
Total dividends and
   distributions ............         (.29)         (.64)      (.39)      (2.17)       (1.10)
                                  ----------------------------------------------------------
Net asset value,
   end of period ............     $   4.83       $  5.86     $ 7.58     $  5.98      $  8.69
                                  ==========================================================
Total Return
Total investment return based
   on net asset value(b) ....       (13.39)%      (15.66)%    35.66%      (8.19)%      32.00%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ..........     $131,032       $ 8,304     $9,970     $11,305      $10,275
Ratio of expenses to
   average net assets .......         1.08%          .83%       .85%        .83%         .83%
Ratio of net investment loss
   to average net assets ....         (.64)%        (.35)%     (.20)%      (.16)%       (.21)%
Portfolio turnover rate .....          226%           86%        97%        106%         158%

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 25

---------------------
REPORT OF INDEPENDENT
ACCOUNTANTS
---------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors and Shareholders of The Alliance Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Alliance Fund, Inc. (the "Fund") at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 16, 2002

TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $20,547,850 of capital gain distributions during the fiscal year ended November 30, 2001, which are subject to a maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2002.


--------------------------------------------------------------------------------
26 o THE ALLIANCE FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

medium capitalization or mid-cap company

Refers to a company with an average market capitalization.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
28 o THE ALLIANCE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

      * Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 29

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
John L. Blundin, Senior Vice President
Alan E. Levi, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
30 o THE ALLIANCE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund will change its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust will change its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund will change its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o THE ALLIANCE FUND

The Alliance Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

ALLAR1101